UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
Date of report (Date of earliest event reported): July 31, 2026

IRADIMED CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36534	73-1408526
(Commission File Number)	(IRS Employer Identification No.)

12705 Ingenuity Drive, Orlando, Florida	32826
(Address of principal executive offices)	(Zip Code)
(407) 677-8022
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.0001	IRMD	NASDAQ Global Market

Explanatory Note

This Amendment No. 1 to Form 8-K (this “Amendment”) amends the Current Report on Form 8-K furnished by IRADIMED CORPORATION on July 31, 2026 (the “Original Form 8-K”). The Original Form 8-K correctly included disclosure under Item 2.02, “Results of Operations and Financial Condition,” and Item 9.01, “Financial Statements and Exhibits.” This Amendment is being filed solely to correct the EDGAR Item designation associated with the Original Form 8-K, which inadvertently excluded Item 2.02 and Item 9.01 and included Item 8.01 from the EDGAR Item designation. No changes have been made to the disclosure contained in the Original Form 8-K, including the earnings press release furnished as Exhibit 99.1, and this Amendment does not modify, update or supplement any information contained in the Original Form 8-K.

Item 2.02            Results of Operations and Financial Condition.
The disclosure previously furnished under Item 2.02 of the Original Report is not being amended or changed.

On July 31, 2026, IRADIMED CORPORATION issued a press release (the “Press Release”) announcing its financial results for the quarter ended June 30, 2026. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01            Financial Statements and Exhibits.
The exhibits previously furnished with the Original Report are not being amended or changed.

(d)Exhibits

Exhibit No.	Description

99.1	Press release dated July 31, 2026.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRADIMED CORPORATION

Date: August 18, 2026

	By:	/s/John Glenn
	Name:	John Glenn
	Title:	Chief Financial Officer